                          ANNUAL REPORT / JULY 31 2000


                        AIM SMALL CAP OPPORTUNITIES FUND


                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                      -------------------------------------

               THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT
          JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE PAINTING, SMALL COMPANIES ARE AN IMPORTANT PART OF THE U.S.
          ECONOMIC LANDSCAPE. IN AIM SMALL CAP OPPORTUNITIES FUND, WE
            ENDEAVOR TO OWN THE STOCKS OF SMALLER COMPANIES THAT WE
                        BELIEVE HAVE EXCITING POTENTIAL.

                      -------------------------------------

AIM Small Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes involve "special opportunities."


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Opportunities Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o   Effective 11/4/99, the fund was closed to new investors.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, it is probable that the effect of its investment in IPOs on its total return will decline, which may reduce the fund's total return.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer the potential for greater rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is widely regarded as representative of the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF       and a telephone. At the time, Bob Graham, Gary Crum and I
   Charles T.       had the idea of creating a mutual fund company that put
     Bauer,         people first. Our slogan, "people are the product," means
  Chairman of       that people--our employees and our investors--are our
  the Board of      company.
    THE FUND           Almost a quarter-century later, we've grown to more than
  APPEARS HERE]     eight million investors with $176 billion in assets under
                    management. Over that time, the industry as a whole has
    [PHOTO OF       grown from $51 billion in assets to more than $7 trillion
    Robert H.       today. I never dreamed we would see such phenomenal
      Graham        growth. You are the main reason for our success, and I want
  APPEARS HERE]     you to know how much I appreciate your loyalty and trust
                    over the past 24 years.
                       Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of AIM Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, AIM Advisors, Inc.





                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND ACHIEVES OUTSTANDING RESULTS IN TROUBLED MARKET

MARKET TURBULENCE HAS BEEN IN THE NEWS A LOT THIS YEAR. HOW HAS AIM SMALL CAP OPPORTUNITIES FUND PERFORMED?
The fund turned in an exceptional performance for the year ended July 31, 2000. Our fund managers can take pride in the fund's total returns of 81.64% for Class A shares, 80.26% for Class B shares and 80.15% for Class C shares. These figures are calculated at net asset value, that is, excluding sales charges. These results far outstripped those of the fund's benchmark, the Russell 2000 Growth Index, which returned 21.13%. The S&P 500, widely considered to be representative of the stock market as a whole, produced a return of 8.97%. That means the fund returned nearly four times as much as its benchmark, and more than nine times the return of the stock market in general. Of course, as always, we must remind our shareholders that past performance cannot guarantee comparable future results.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
Markets were extremely volatile during this fiscal year. During the first three months of 2000, several key market indexes rose to new record levels. High-flying technology stocks helped propel these advances. Toward the end of March, however, investors became concerned that technology-oriented stocks might be overvalued, sparking a sharp sell-off in this sector. In April, a federal court ruling against software giant Microsoft (not a fund holding) further shook investor confidence in technology stocks, and their prices plunged. Especially hard-hit were the stocks of Internet companies with no earnings.
   Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. On May 16, the Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate--the rate banks charge one another for overnight loans--from 6.0% to 6.5%. Interest-rate concerns before and after the Fed's action prompted a sell-off that affected nearly every stock-market sector, causing markets to be extremely volatile.
   Markets rallied in June as key economic data, such as housing starts and retail sales, indicated that the economy might be slowing, diminishing the possibility of further Fed rate hikes. At its June 28 meeting, the Fed left interest rates unchanged.
   The rally continued until mid-July, when it was announced that gross domestic product had risen 5.2% in the second quarter, indicating that the economy might not be slowing as much as anticipated. That raised the specter of another possible Fed rate hike, sending markets downward.

WHAT WAS BEHIND THE FUND'S SOLID PERFORMANCE IN A DIFFICULT MARKET?
We credit stock selection for the fund's impressive performance. In choosing holdings for the portfolio, we seek to own small-cap stocks of companies with sound fundamentals and accelerating earnings growth. The fund invests primarily in the stocks of companies that we believe represent "special opportunities." These include companies that have made significant technological advances or discoveries, or are taking advantage of positive or negative changes in competitive outlook for a company or an industry. Special opportunities can also arise from changes in economic or political circumstances, or even from important management changes within the company itself.
   The fund also benefited from its alternative investment strategy.

CAN YOU DESCRIBE THIS ALTERNATIVE INVESTMENT STRATEGY?
Owning the stocks of companies expected to experience strong earnings growth is only one of the ways the fund seeks to generate total return. The fund can also employ short-selling and leveraging. The fund can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are subsequently sold, with the intention of buying them later at a price we anticipate will be lower. We believe that a mixed portfolio of owned and borrowed stocks (long and short positions) can potentially protect the fund during market downturns while allowing it to take advantage of market rallies. Leveraging involves borrowing money, usually to buy additional stocks.

HOW WAS THE FUND STRUCTURED AT THE END OF THE FISCAL YEAR?
As of July 31, 2000, the fund had 199 long positions. Technology stocks made up 43% of the portfolio. Although tech stocks were extremely volatile during the reporting period, the fund avoided most of the damage, since it was not heavily involved

FUND PERFORMANCE

TOTAL RETURNS OF CLASS A, B & C SHARES VS. INDEXES

Year ended 7/31/00

================================================================================

FUND CLASS A SHARES                    81.64%

FUND CLASS B SHARES                    80.26%

FUND CLASS C SHARES                    80.15%

RUSSELL 2000 GROWTH                    21.13%

S&P 500                                 8.97%

================================================================================

          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW





with the parts of the sector that were most vulnerable to the spring sell-off.
   Energy stocks were the next-largest segment at 10%, with consumer cyclicals third at 8%. Please note that our sector weightings were the result of our earnings-based stock-selection process, not macroeconomic predictions. We found more companies with excellent growth prospects in the technology, energy and consumer- cyclical sectors.

WHAT WERE A FEW OF THE TECH STOCKS IN THE PORTFOLIO AT THE END OF THE REPORTING PERIOD?
o Elantec Semiconductor produces digital integrated circuits, chiefly for the video/multimedia, data-processing and communications markets.
o Tollgrade Communications makes network assurance equipment for the telecommunications and CATV industries, primarily for testing systems that are migrating from copper to fiber.
o Exar develops specialized integrated circuits that convert analog signals to digital. Its customers are mostly in communications, video and imaging.
o Veeco Instruments manufactures metrology tools, ion-beam etching and deposition equipment, and X-ray fluorescence systems used in fabricating microelectronic components.
o Polycom produces broadband communications equipment (such as its market-leading conference phones) that helps professionals use voice, video and data together in corporate conference rooms and other premises.
o   Digex provides Web and application hosting solutions for e-businesses.
o SanDisk produces flash-memory data-storage products used in electronic equipment manufactured by some of the world's best-known companies.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
o Lamar Advertising is a specialist in outdoor advertising such as billboards and the interstate logos that direct motorists to gas, food, lodging and so on.
o Cal Dive International is a provider of subsea construction, maintenance and abandonment services to the oil and gas industry.
o Newport operates the Port of Newcastle, one of Australia's major shipping ports for bulk export shipments, especially coal and metals.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." If Fed policy succeeds in keeping economic growth at a sustainably low rate and in keeping inflation at bay, there may be no need for further interest-rate increases. Such an environment could prolong the current record economic expansion, helping to sustain corporate earnings growth, which could prove favorable for stocks.
   The Fed left interest rates unchanged in August, but if new evidence indicates that economic growth is not slowing enough, rates could rise again later in the year. Uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.

PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

=========================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
  1. Elantec Semiconductor, Inc.           1.97%         1. Computers (Software & Services)       12.03%
  2. Tollgrade Communications, Inc.        1.92          2. Electronics (Semiconductors)           8.00
  3. Exar Corp.                            1.81          3. Oil & Gas (Drilling & Equipment)       7.10
  4. Veeco Instruments Inc.                1.70          4. Electronics (Instrumentation)          6.42
  5. Lamar Advertising Co.                 1.67          5. Investments                            5.30
  6. Cal Dive International, Inc.          1.65          6. Communications Equipment               5.21
  7. Polycom, Inc.                         1.50          7. Electrical Equipment                   3.92
  8. Newport Corp.                         1.48          8. Equipment (Semiconductor)              3.14
  9. Digex, Inc.                           1.44          9. Retail (Specialty-Apparel)             2.64
 10. SanDisk Corp.                         1.43         10. Computers (Peripherals)                2.59

TOP 10 SHORT POSITIONS
  1. 1-800 CONTACTS, Inc.                    1.04%
  2. UnitedHealth Group Inc.                 1.03
  3. Stryker Corp.                           0.98
  4. Orthodontic Centers of America, Inc.    0.92
  5. Express Scripts, Inc.-Class A           0.89
  6. Newell Rubbermaid Inc.                  0.74
  7. Silicon Storage Technology, Inc.        0.73
  8. Whole Foods Market, Inc.                0.68
  9. Oxford Health Plans, Inc.               0.58
 10. Metris Cos. Inc.                        0.58

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================



          See important fund and index disclosures inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SMALL CAP OPPORTUNITIES FUND, CLASS A SHARES, VS. BENCHMARK INDEXES

6/29/98-7/31/00

in thousands
================================================================================
             AIM Small Cap
           Opportunities Fund          Russell 2000         Russell 2000
Date         Class A Shares            Growth Index             Index
--------------------------------------------------------------------------------
6/29/98           9225                     10000                10000
10/31/98          8781                   8168.98              8311.07
1/31/99          11511                   10031.1              9411.18
4/30/99          12088                   10271.5              9571.06
7/31/99          14055                   10494.8              9871.51
10/31/99         15966                   10560.9              9546.75
1/31/00          19953                   13607.8                11081
4/30/00          24600                   13495.1                11334
7/31/00          25530                     12713                11231

Past performance is no guarantee of comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 6/29/98-7/31/00. (The data for the indexes are for the period 6/30/98-7/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 Index or the Russell 2000 Growth Index is unmanaged, incurring no sales charges, expenses or fees.

If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges
================================================================================
CLASS A SHARES
Inception (6/29/98)                     56.67%
  1 year                                71.70*
* 81.64%, excluding sales charges

CLASS B SHARES
Inception (7/13/98)                     59.80%
  1 year                                75.26*
* 80.26%, excluding CDSC

CLASS C SHARES
Inception (12/30/98)                    70.58%
  1 year                                79.15*
* 80.15%, excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were as follows. Class A shares, one year, 92.95%; inception (6/29/98), 65.12%. Class B shares, one year, 97.63%;
inception (7/13/98), 68.55%. Class C shares, one year, 101.56%; inception (12/30/98), 83.98%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                        AIM SMALL CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-81.58%

BANKS (REGIONAL)-0.49%

Greater Bay Bancorp                      75,000   $  4,035,937
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.70%

Pegasus Communications Corp.(a)         136,400      5,762,900
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.52%

Allen Group, Inc.(a)                     16,000        280,000
--------------------------------------------------------------
Allied Riser Communications Corp.(a)    500,000      5,125,000
--------------------------------------------------------------
Polycom, Inc.(a)                        129,900     12,322,233
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)       150,000     15,747,656
--------------------------------------------------------------
Westell Technologies, Inc.-Class A(a)   150,000      3,609,375
--------------------------------------------------------------
                                                    37,084,264
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.59%

InFocus Corp.(a)                        209,800      7,343,000
--------------------------------------------------------------
Media 100 Inc.(a)                       200,000      2,212,500
--------------------------------------------------------------
SanDisk Corp.(a)                        183,600     11,704,500
--------------------------------------------------------------
                                                    21,260,000
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-11.63%

Allaire Corp.(a)                        150,000      4,628,906
--------------------------------------------------------------
Commtouch Software Ltd. (Israel)(a)     100,000      2,056,250
--------------------------------------------------------------
Digex, Inc.(a)                          187,600     11,830,525
--------------------------------------------------------------
i2 Technologies, Inc.(a)                 71,500      9,277,125
--------------------------------------------------------------
Macromedia, Inc.(a)                      81,300      6,219,450
--------------------------------------------------------------
Macrovision Corp.(a)                    146,900     11,090,950
--------------------------------------------------------------
Mercury Interactive Corp.(a)             92,000      9,132,437
--------------------------------------------------------------
Natural MicroSystems Corp.(a)            90,000     10,029,375
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               80,000      6,590,000
--------------------------------------------------------------
Quest Software, Inc.(a)                 125,000      5,906,250
--------------------------------------------------------------
Rational Software Corp.(a)              104,900     10,673,575
--------------------------------------------------------------
Verity, Inc.(a)                          93,700      3,414,194
--------------------------------------------------------------
WebTrends Corp.(a)                      150,000      4,509,375
--------------------------------------------------------------
                                                    95,358,412
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.64%

Bindley Western Industries, Inc.        200,000      5,262,500
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.92%

CommScope, Inc.(a)                      109,400      3,658,062
--------------------------------------------------------------
Electro Scientific Industries, Inc.(a)  147,500      6,702,031
--------------------------------------------------------------
Plexus Corp.(a)                          35,000      3,948,437
--------------------------------------------------------------
Veeco Instruments Inc.(a)               177,400     13,970,250
--------------------------------------------------------------
Viasystems Group, Inc.(a)               234,600   $  3,856,237
--------------------------------------------------------------
                                                    32,135,017
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-2.05%

Kent Electronics Corp.(a)               262,300      8,164,087
--------------------------------------------------------------
Power-One, Inc.(a)                       73,500      8,677,594
--------------------------------------------------------------
                                                    16,841,681
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-1.74%

Aeroflex Inc.(a)                        117,775      3,371,309
--------------------------------------------------------------
Anaren Microwave, Inc.(a)               150,000     10,884,375
--------------------------------------------------------------
                                                    14,255,684
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-6.42%

Alpha Industries, Inc.(a)               162,600      5,538,562
--------------------------------------------------------------
Coherent, Inc.(a)                        65,200      3,903,850
--------------------------------------------------------------
Keithley Instruments, Inc.               80,000      3,875,000
--------------------------------------------------------------
Methode Electronics, Inc.-Class A       150,000      6,815,625
--------------------------------------------------------------
Newport Corp.                           124,300     12,165,862
--------------------------------------------------------------
Photon Dynamics, Inc.(a)                 94,400      5,097,600
--------------------------------------------------------------
Trimble Navigation Ltd.(a)              110,000      4,757,500
--------------------------------------------------------------
Varian Inc.(a)                          250,000     10,531,250
--------------------------------------------------------------
                                                    52,685,249
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-7.79%

Cirrus Logic, Inc.(a)                   325,000      6,296,875
--------------------------------------------------------------
Dense-Pac Microsystems, Inc.(a)         500,000      5,406,250
--------------------------------------------------------------
Elantec Semiconductor, Inc.(a)          222,100     16,171,656
--------------------------------------------------------------
Exar Corp.(a)                           160,000     14,850,000
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)       85,000      3,963,125
--------------------------------------------------------------
TranSwitch Corp.(a)                     104,900      8,378,888
--------------------------------------------------------------
Zoran Corp.(a)                          200,000      8,825,000
--------------------------------------------------------------
                                                    63,891,794
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-3.14%

Advanced Energy Industries, Inc.(a)     125,000      5,625,000
--------------------------------------------------------------
Credence Systems Corp.(a)                70,000      2,992,500
--------------------------------------------------------------
Cymer, Inc.(a)                          190,000      8,621,250
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                   175,000      8,498,438
--------------------------------------------------------------
                                                    25,737,188
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.07%

SEI Investments Co.                     159,600      8,738,100
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.63%

Isle of Capri Casinos, Inc.(a)          419,600   $  5,192,550
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.86%

Alpharma Inc.-Class A                   150,400      9,851,200
--------------------------------------------------------------
Jones Pharma Inc.                       107,900      3,526,981
--------------------------------------------------------------
Pain Therapeutics, Inc.(a)               99,300      1,837,050
--------------------------------------------------------------
                                                    15,215,231
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.86%

First Health Group Corp.(a)             230,200      7,049,875
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.84%

ArthroCare Corp.(a)                     113,600      4,125,100
--------------------------------------------------------------
Coopers Cos., Inc.                      125,000      4,390,625
--------------------------------------------------------------
Intuitive Surgical, Inc.(a)             250,000      4,718,750
--------------------------------------------------------------
Zoll Medical Corp.(a)                    45,000      1,828,125
--------------------------------------------------------------
                                                    15,062,600
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.18%

Priority Healthcare Corp.-Class B(a)    125,000      6,703,125
--------------------------------------------------------------
Techne Corp.(a)                          30,000      2,996,250
--------------------------------------------------------------
                                                     9,699,375
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.76%

Raymond James Financial, Inc.           250,000      6,250,000
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.63%

Federated Investors, Inc.-Class B       196,650      5,149,772
--------------------------------------------------------------

INVESTMENTS-1.09%

Nasdaq 100 Shares(a)                    100,000      8,950,000
--------------------------------------------------------------

IRON & STEEL-0.96%

NS Group, Inc.(a)                       550,000      7,906,250
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.02%

Oakley, Inc.(a)                         575,000      8,337,500
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.82%

Dril-Quip, Inc.(a)                      167,800      6,701,513
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-7.10%

Cal Dive International, Inc.(a)         280,900     13,553,425
--------------------------------------------------------------
Grey Wolf, Inc.(a)                    1,500,000      6,937,500
--------------------------------------------------------------
Marine Drilling Cos., Inc.(a)           400,000      8,700,000
--------------------------------------------------------------
National-Oilwell, Inc.(a)               283,900      9,368,700
--------------------------------------------------------------
Patterson Energy, Inc.(a)               262,300      6,541,106
--------------------------------------------------------------
Precision Drilling Corp.
  (Canada)(a)                           209,800      7,159,425
--------------------------------------------------------------
UTI Energy Corp.(a)                     188,800      5,947,200
--------------------------------------------------------------
                                                    58,207,356
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.22%

Comstock Resources, Inc.(a)             500,000   $  3,468,750
--------------------------------------------------------------
Cross Timbers Oil Co.                   165,000      2,712,188
--------------------------------------------------------------
Evergreen Resources, Inc.(a)            150,000      4,106,250
--------------------------------------------------------------
Spinnaker Exploration Co.(a)            175,000      4,364,063
--------------------------------------------------------------
Startech Energy, Inc. (Canada)(a)       671,600      3,525,900
--------------------------------------------------------------
                                                    18,177,151
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.42%

Valero Energy Corp.-$1.94 Conv.
  Pfd.                                  150,000      3,468,750
--------------------------------------------------------------

RESTAURANTS-1.68%

Jack in the Box Inc.(a)                 157,400      3,374,263
--------------------------------------------------------------
Sonic Corp.(a)                          340,900     10,376,144
--------------------------------------------------------------
                                                    13,750,407
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-2.15%

Tweeter Home Entertainment Group,
  Inc.(a)                               314,700     11,368,538
--------------------------------------------------------------
Ultimate Electronics, Inc.(a)           254,800      6,274,450
--------------------------------------------------------------
                                                    17,642,988
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.89%

Fred's, Inc.                            350,000      7,262,500
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.96%

Linens 'n Things, Inc.(a)               262,300      7,852,606
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.64%

Chico's FAS, Inc.(a)                    200,000      5,900,000
--------------------------------------------------------------
Christopher & Banks Corp.(a)            262,500      5,971,875
--------------------------------------------------------------
Factory 2-U Stores Inc.(a)              150,000      6,225,000
--------------------------------------------------------------
Too Inc.(a)                             157,400      3,531,663
--------------------------------------------------------------
                                                    21,628,538
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.67%

Lamar Advertising Co.(a)                300,000     13,687,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.53%

Championship Auto Racing Teams,
  Inc.(a)                               175,000      4,364,063
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.67%

Insight Enterprises, Inc.(a)            131,100      6,063,375
--------------------------------------------------------------
Investment Technology Group, Inc.(a)    157,400      7,653,575
--------------------------------------------------------------
                                                    13,716,950
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.55%

Learning Tree International, Inc.(a)    100,000      4,512,500
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.63%

Powerwave Technologies, Inc.(a)         150,000      5,203,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

TELECOMMUNICATIONS (LONG DISTANCE)-0.12%

Corvis Corp.(a)                          12,180   $  1,002,757
--------------------------------------------------------------
    Total Common Stocks & Other Equity
      Interests (Cost $462,695,099)                669,040,583
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT

CONVERTIBLE CORPORATE NOTES-0.69%

COMMUNICATIONS EQUIPMENT-0.69%

Kestrel Solutions, Conv. Notes,
  5.50%, 07/15/05 (Acquired
  07/20/00; Cost $5,250,000)(b)      $5,250,000      5,670,000
--------------------------------------------------------------

                          NUMBER
                            OF       EXERCISE   EXPIRATION
                         CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-5.04%

CALLS-0.33%

  Micron Technology,
    Inc. (Electronics-
    Semiconductors)        2,650      $   85     Aug-00       1,159,375
-----------------------------------------------------------------------
  NS Group, Inc. (Iron
    & Steel)               2,000          18     Oct-00         287,500
-----------------------------------------------------------------------
  Philadelphia Oil
    Service Sector
    Index (Oil & Gas-
    Exploration &
    Production)            2,974         140     Sep-00         613,388
-----------------------------------------------------------------------
  Philadelphia
    Semiconductor Index
    (Electronics-
    Semiconductors)          290       1,100     Aug-00         551,000
-----------------------------------------------------------------------
  S&P 500 Index
    (Investments)          1,395       1,550     Aug-00          74,109
-----------------------------------------------------------------------
                                                              2,685,372
-----------------------------------------------------------------------

PUTS-4.71%

  AMEX Pharmaceutical
    Index (Health
    Care-Drugs- Major
    Pharmaceuticals)         795         370     Oct-00         765,187
-----------------------------------------------------------------------
  Morgan Stanley
    Internet Index
    (Computers-
    Software &
    Services)              3,386          70     Dec-00       3,301,350
-----------------------------------------------------------------------
  Nasdaq 100 Index
    (Investments)            301       3,300     Sep-00       3,758,738
-----------------------------------------------------------------------
                             183       3,600     Dec-00       6,949,425
-----------------------------------------------------------------------
  Pegasus
    Communications
    Corp.
    (Broadcasting-
    Television, Radio &
    Cable)                 1,300          32     Sep-00         186,875
-----------------------------------------------------------------------
  Russell 2000 Index
    (Investments)          3,246         500     Sep-00       5,883,375
-----------------------------------------------------------------------
                           1,483         510     Dec-00       5,227,575
-----------------------------------------------------------------------
S&P 500 Index
  (Investments)            1,338      $1,420     Aug-00      $2,826,525
-----------------------------------------------------------------------
                             761       1,450     Aug-00       2,549,350
-----------------------------------------------------------------------
                             700       1,400     Sep-00       1,671,250
-----------------------------------------------------------------------
                           1,195       1,400     Dec-00       5,556,750
-----------------------------------------------------------------------
                                                             38,676,400
-----------------------------------------------------------------------
    Total Options
      Purchased (Cost
      $50,745,528)                                           41,361,772
-----------------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-10.54%

STIC Liquid Assets Portfolio(c)      43,223,960     43,223,960
--------------------------------------------------------------
STIC Prime Portfolio(c)              43,223,960     43,223,960
--------------------------------------------------------------
    Total Money Market Funds
      (Cost $86,447,920)                            86,447,920
--------------------------------------------------------------

TOTAL INVESTMENTS-97.85%

  (Cost $605,138,547)                              802,520,275
--------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES-2.15%                 17,651,660

--------------------------------------------------------------

NET ASSETS-100.00%                                $820,171,935

==============================================================

                                        SHARES
                                         SOLD        MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)

Administaff, Inc.                        75,000   $  3,993,750
--------------------------------------------------------------
Advanced Micro Devices, Inc.             40,000      2,877,500
--------------------------------------------------------------
Amazon.com, Inc.                        132,400      3,988,550
--------------------------------------------------------------
Amkor Technology, Inc.                  100,000      2,750,000
--------------------------------------------------------------
ANTEC Corp.                              63,000      2,382,187
--------------------------------------------------------------
ARM Holdings PLC-ADR (United Kingdom)    92,500      3,173,906
--------------------------------------------------------------
Atmel Corp.                             126,500      3,787,094
--------------------------------------------------------------
Audiovox Corp.-Class A                   84,600      1,311,300
--------------------------------------------------------------
BroadVision, Inc.                        94,000      3,401,625
--------------------------------------------------------------
Brooktrout Inc.                         150,000      4,537,500
--------------------------------------------------------------
CacheFlow Inc.                           45,000      3,060,000
--------------------------------------------------------------
Carrier Access Corp.                     53,700      3,215,288
--------------------------------------------------------------
Certicom Corp. (Canada)                 170,000      4,505,000
--------------------------------------------------------------
Costco Wholesale Corp.                  125,000      4,070,313
--------------------------------------------------------------
CVS Corp.                                97,300      3,837,269
--------------------------------------------------------------
Cysive, Inc.                            100,000      2,400,000
--------------------------------------------------------------
Digital Island, Inc.                    100,000      2,868,750
--------------------------------------------------------------
DoubleClick Inc.                         62,400      2,242,500
--------------------------------------------------------------
Echelon Corp.                           100,000      3,712,500
--------------------------------------------------------------
Express Scripts, Inc.-Class A           113,200      7,273,100
--------------------------------------------------------------
Globalstar Telecommunications Ltd.      142,000      1,100,500
--------------------------------------------------------------
Hewlett-Packard Co.                      15,000      1,637,813
--------------------------------------------------------------
Lernout & Hauspie Speech Products N.V.
  (Belgium)                              50,000      1,556,250
--------------------------------------------------------------
Magna International, Inc. (Canada)       79,000      3,935,188
--------------------------------------------------------------

                                        SHARES
                                         SOLD        MARKET
                                         SHORT       VALUE
SECURITIES SOLD SHORT(d)-(CONTINUED)

Metris Cos. Inc.                        162,500   $  4,763,281
--------------------------------------------------------------
Newell Rubbermaid Inc.                  225,000      6,060,938
--------------------------------------------------------------
1-800 CONTACTS, INC.                    150,000      8,550,000
--------------------------------------------------------------
Orthodontic Centers of America, Inc.    290,600      7,519,275
--------------------------------------------------------------
Oxford Health Plans, Inc.               200,000      4,787,500
--------------------------------------------------------------
PolyMedica Corp.                         95,000      3,595,156
--------------------------------------------------------------
Qlogic Corp.                             40,400      3,009,800
--------------------------------------------------------------
QLT Inc. (Canada)                        56,200      3,702,175
--------------------------------------------------------------
QUALCOMM Inc.                            66,100      4,292,369
--------------------------------------------------------------
Scient Corp.                             42,500      1,981,562
--------------------------------------------------------------
Silicon Storage Technology, Inc.         95,000      6,002,812
--------------------------------------------------------------
Starbucks Corp.                         105,000      3,937,500
--------------------------------------------------------------
Stryker Corp.                           187,200      8,037,900
--------------------------------------------------------------
Sunoco, Inc.                            135,000      3,290,625
--------------------------------------------------------------
TMP Worldwide Inc.                       28,300      2,037,600
--------------------------------------------------------------
UnitedHealth Group Inc.                 103,700      8,483,956
--------------------------------------------------------------
Vicinity Corp.                           42,500        844,687
--------------------------------------------------------------
Vignette Corp.                           65,600      2,222,200
--------------------------------------------------------------
Whole Foods Market, Inc.                125,000      5,585,937
--------------------------------------------------------------
                                                  $166,323,156
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value at 07/31/00 represented 0.69% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.
(d) Collateral on short sales was segregated by the Fund in the amount of $181,928,530 which represents 110.62% of market value of the securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

ASSETS:

Investments, at market value (cost
  $605,138,547)                                 $802,520,275
------------------------------------------------------------
Cash                                               5,928,740
------------------------------------------------------------
Receivables for:
  Investments sold                                14,395,037
------------------------------------------------------------
  Fund shares sold                                   743,527
------------------------------------------------------------
  Dividends and interest                             593,022
------------------------------------------------------------
  Investments sold short                         164,181,124
------------------------------------------------------------
  Short positions covered                          3,304,824
------------------------------------------------------------
  Short stock rebates                                883,081
------------------------------------------------------------
Investment for deferred compensation plan             12,994
------------------------------------------------------------
    Total assets                                 992,562,624
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            2,834,291
------------------------------------------------------------
  Fund shares reacquired                           1,324,557
------------------------------------------------------------
  Options written (premiums received
    $1,816,355)                                      421,800
------------------------------------------------------------
  Short stock account interest                        38,919
------------------------------------------------------------
  Deferred compensation plan                          12,994
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $164,181,124)       166,323,156
------------------------------------------------------------
Accrued advisory fees                                730,364
------------------------------------------------------------
Accrued administrative services fees                  11,187
------------------------------------------------------------
Accrued distribution fees                            492,873
------------------------------------------------------------
Accrued transfer agent fees                           57,624
------------------------------------------------------------
Accrued operating expenses                           142,924
------------------------------------------------------------
    Total liabilities                            172,390,689
------------------------------------------------------------
Net assets applicable to shares outstanding     $820,171,935
============================================================

NET ASSETS:

Class A                                         $449,043,670
============================================================
Class B                                         $326,570,806
============================================================
Class C                                         $ 44,557,459
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           17,410,901
============================================================
Class B                                           12,853,519
============================================================
Class C                                            1,752,179
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      25.79
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.79 divided by
      94.50%)                                   $      27.29
============================================================
Class B:
  Net asset value and offering price per share  $      25.41
============================================================
Class C:
  Net asset value and offering price per share  $      25.43
============================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 2000

INVESTMENT INCOME:

Short stock rebates                             $  5,100,917
------------------------------------------------------------
Dividends -- affiliated issuers                    1,778,327
------------------------------------------------------------
Dividends                                            395,709
------------------------------------------------------------
Interest                                             291,637
------------------------------------------------------------
    Total investment income                        7,566,590
------------------------------------------------------------

EXPENSES:

Advisory fees                                      6,847,355
------------------------------------------------------------
Administrative services fee                          126,377
------------------------------------------------------------
Custodian fees                                        99,433
------------------------------------------------------------
Distribution fees -- Class A                       1,322,447
------------------------------------------------------------
Distribution fees -- Class B                       2,762,425
------------------------------------------------------------
Distribution fees -- Class C                         306,511
------------------------------------------------------------
Interest                                           1,399,665
------------------------------------------------------------
Transfer agent fees -- Class A                       247,830
------------------------------------------------------------
Transfer agent fees -- Class B                       232,766
------------------------------------------------------------
Transfer agent fees -- Class C                        25,821
------------------------------------------------------------
Trustee's fees                                         8,629
------------------------------------------------------------
Dividends on short sales                             401,666
------------------------------------------------------------
Other                                                714,423
------------------------------------------------------------
    Total expenses                                14,495,348
------------------------------------------------------------
Less: Fees waived                                   (314,784)
------------------------------------------------------------
    Expenses paid indirectly                         (16,795)
------------------------------------------------------------
    Net expenses                                  14,163,769
------------------------------------------------------------
Net investment income (loss)                      (6,597,179)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, SECURITIES SOLD
  SHORT, FUTURES AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                          281,397,793
------------------------------------------------------------
  Futures contracts                                 (897,367)
------------------------------------------------------------
  Option contracts                                18,473,981
------------------------------------------------------------
  Securities sold short                          (12,793,600)
------------------------------------------------------------
                                                 286,180,807
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           92,319,494
------------------------------------------------------------
  Option contracts                                 1,652,600
------------------------------------------------------------
  Securities sold short                           (3,440,914)
------------------------------------------------------------
                                                  90,531,180
------------------------------------------------------------
Net gain on investment securities, securities
  sold short, futures and option contracts       376,711,987
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $370,114,808
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (6,597,179)   $ (4,494,793)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures and option contracts                   286,180,807       8,988,418
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, securities sold short, futures and option
    contracts                                                   90,531,180     113,395,076
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       370,114,808     117,888,701
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                      (15,796,321)       (102,881)
------------------------------------------------------------------------------------------
  Class B                                                      (11,509,981)        (48,732)
------------------------------------------------------------------------------------------
  Class C                                                       (1,189,843)             --
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       52,117,173      30,818,297
------------------------------------------------------------------------------------------
  Class B                                                       35,576,046      19,845,339
------------------------------------------------------------------------------------------
  Class C                                                       25,368,723       5,266,423
------------------------------------------------------------------------------------------
    Net increase in net assets                                 454,680,605     173,667,147
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                            365,491,330     191,824,183
------------------------------------------------------------------------------------------
  End of year                                                 $820,171,935    $365,491,330
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $366,807,012    $253,662,739
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (83,038)        (97,371)
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts                                                  256,813,710       5,822,891
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, securities sold short, futures and option
    contracts                                                  196,634,251     106,103,071
------------------------------------------------------------------------------------------
                                                              $820,171,935    $365,491,330
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consist of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund was closed to new investors as of November 4, 1999. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
      On July 31, 2000 additional paid-in capital was increased by $82,331, undistributed net investment income was increased by $6,611,512 and undistributed net realized gains was decreased by $6,693,843 as a result of reclassifications of a net operating loss, equalization credits and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
      The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.
G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2000, AIM was paid $126,377 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended July 31, 2000, AFS was paid $206,416 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. Upon the Fund closing to new investors AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution fees. For the year ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,007,663, $2,762,425 and $306,511, respectively, as compensation under the Plans. During the year ended July 31, 2000, AIM Distributors waived fees of $314,784 for Class A shares.
  AIM Distributors received commissions of $280,701, from sales of the Class A shares of the Fund during the year ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2000, AIM Distributors received $38,002 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2000, the Fund paid legal fees of $3,722 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,599 and reductions in custodian fees of $9,196 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $16,795.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  During the year ended July 31, 2000, the average outstanding daily balance of bank loans for the Fund was $15,109,290 with a weighted average interest rate of 6.14%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2000 was $1,260,650,596 and $1,402,401,764, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2000 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                             $232,723,060
----------------------------------------------------------------
  Securities sold short                               14,314,078
----------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                              (35,640,214)
----------------------------------------------------------------
  Securities sold short                              (16,456,111)
----------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $194,940,813
================================================================

Cost of investments for tax purposes is $605,437,429.

Proceeds from securities sold short for tax purposes is $164,181,124.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended July 31, 2000 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
                                     ---------   ------------
Beginning of year                          --    $         --
-------------------------------------------------------------
Written                                14,857      31,123,327
-------------------------------------------------------------
Closed                                (14,355)    (30,942,864)
-------------------------------------------------------------
Expired                                  (502)       (180,463)
-------------------------------------------------------------
End of year                                --    $         --
=============================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended July 31, 2000 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                      -----------------------
                                      NUMBER OF    PREMIUMS
                                      CONTRACTS    RECEIVED
                                      ---------   -----------
Beginning of year                        1,683    $ 1,266,630
-------------------------------------------------------------
Purchased                               11,302      8,023,393
-------------------------------------------------------------
Closed                                 (11,738)    (6,201,656)
-------------------------------------------------------------
Expired                                 (1,019)    (1,272,012)
-------------------------------------------------------------
End of year                                228    $ 1,816,355
=============================================================

Open put option contracts written at July 31, 2000 were as follows:

                                                                    JULY 31,
                                            NUMBER                    2000
                       CONTRACT   STRIKE      OF        PREMIUMS     MARKET     UNREALIZED
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED     VALUE     APPRECIATION
-----                  --------   ------   ---------   ----------   --------   ------------
Nasdaq 100 Index        Sep-00    $2,600      228      $1,816,355   $421,800    $1,394,555
==========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2000 and 1999 were as follows:

                                                                         2000                         1999
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              ----------    ------------    ----------    -----------
Sold:
  Class A                                                      6,753,064    $125,825,634     9,086,718    $99,751,555
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,029,763      72,063,849     4,403,590     48,831,913
---------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,535,334      29,503,687       463,451      5,940,023
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        778,251      14,945,789         8,677         96,302
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        531,984      10,113,306         3,755         41,572
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         57,775       1,099,467            --             --
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (3,968,990)    (88,654,250)   (6,264,993)   (69,029,559)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,136,331)    (46,601,109)   (2,617,703)   (29,028,148)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (245,494)     (5,234,431)      (58,887)      (673,599)
---------------------------------------------------------------------------------------------------------------------
                                                               7,335,356    $113,061,942     5,024,608    $55,930,059
=====================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                               CLASS A
                                                              ------------------------------------------
                                                                                         JUNE 29, 1998
                                                                                        (DATE OPERATIONS
                                                               YEAR ENDED JULY 31,       COMMENCED) TO
                                                              ----------------------        JULY 31,
                                                               2000(a)      1999(a)         1998(a)
                                                              ---------    ---------    ----------------
Net asset value, beginning of period                          $  14.86     $   9.76         $  10.00
------------------------------------------------------------  --------     --------         --------
Income from investment operations:
  Net investment income (loss)                                   (0.14)       (0.09)            0.02
------------------------------------------------------------  --------     --------         --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  11.97         5.20            (0.26)
------------------------------------------------------------  --------     --------         --------
    Total from investment operations                             11.83         5.11            (0.24)
------------------------------------------------------------  --------     --------         --------
Less distributions:
  Dividends from net investment income                              --        (0.01)              --
------------------------------------------------------------  --------     --------         --------
  Distributions from net realized gains                          (0.90)          --               --
------------------------------------------------------------  --------     --------         --------
Net asset value, end of period                                $  25.79     $  14.86         $   9.76
============================================================  ========     ========         ========
Total return(b)                                                  81.64%       52.36%           (2.40)%
============================================================  ========     ========         ========
Ratios/supplemental data:
Net assets, end of year (000s omitted)                        $449,044     $205,721         $107,540
============================================================  ========     ========         ========
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                1.73%(c)     2.35%            1.59%(d)
------------------------------------------------------------  --------     --------         --------
  Without fee waivers                                             1.81%(c)     2.35%            1.59%(d)
============================================================  ========     ========         ========
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                1.47%(c)     1.74%            1.59%(d)
------------------------------------------------------------  --------     --------         --------
  Without fee waivers                                             1.55%(c)     1.74%            1.59%(d)
============================================================  ========     ========         ========
Ratio of net investment income (loss) to average net assets      (0.63)%(c)    (1.44)%          2.00%(d)
============================================================  ========     ========         ========
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.26%(c)     0.61%              --
============================================================  ========     ========         ========
Portfolio turnover rate                                            198%         220%              13%
============================================================  ========     ========         ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $377,841,908.
(d)  Annualized.

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                         JULY 13, 1998
                                                                                          (DATE SALES
                                                               YEAR ENDED JULY 31,       COMMENCED) TO
                                                              ----------------------        JULY 31,
                                                               2000(a)      1999(a)         1998(a)
                                                              ---------    ---------    ----------------
Net asset value, beginning of period                          $  14.75     $   9.76         $ 10.07
------------------------------------------------------------  --------     --------         -------
Income from investment operations:
  Net investment income (loss)                                   (0.30)       (0.17)           0.01
------------------------------------------------------------  --------     --------         -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  11.86         5.17           (0.32)
------------------------------------------------------------  --------     --------         -------
    Total from investment operations                             11.56         5.00           (0.31)
------------------------------------------------------------  --------     --------         -------
Less distributions:
  Dividends from net investment income                              --        (0.01)             --
------------------------------------------------------------  --------     --------         -------
  Distributions from net realized gains                          (0.90)          --              --
------------------------------------------------------------  --------     --------         -------
Net asset value, end of period                                $  25.41     $  14.75         $  9.76
============================================================  ========     ========         =======
Total return(b)                                                  80.38%       51.30%          (3.08)%
============================================================  ========     ========         =======
Ratios/supplemental data:
Net assets, end of year (000s omitted)                        $326,571     $153,793         $84,285
============================================================  ========     ========         =======
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):                  2.48%(c)     3.03%           2.30%(d)
============================================================  ========     ========         =======
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):                  2.22%(c)     2.42%           2.30%(d)
============================================================  ========     ========         =======
Ratio of net investment income (loss) to average net assets      (1.38)%(c)    (2.12)%         1.29%(d)
============================================================  ========     ========         =======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.26%(c)     0.61%             --
============================================================  ========     ========         =======
Portfolio turnover rate                                            198%         220%             13%
============================================================  ========     ========         =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $276,242,462.
(d)  Annualized.

                                                                          CLASS C
                                                              -------------------------------
                                                                            DECEMBER 30, 1999
                                                                               (DATE SALES
                                                              YEAR ENDED      COMMENCED) TO
                                                               JULY 31,         JULY 31,
                                                               2000(a)           1999(a)
                                                              ----------    -----------------
Net asset value, beginning of period                           $ 14.78           $11.70
------------------------------------------------------------   -------           ------
Income from investment operations:
  Net investment income (loss)                                   (0.32)           (0.11)
------------------------------------------------------------   -------           ------
  Net gains on securities (both realized and unrealized)         11.87             3.19
------------------------------------------------------------   -------           ------
    Total from investment operations                             11.55             3.08
------------------------------------------------------------   -------           ------
Less distributions from net realized gains                       (0.90)              --
------------------------------------------------------------   -------           ------
Net asset value, end of period                                 $ 25.43           $14.78
============================================================  ========           ======
Total return(b)                                                  80.15%           29.31%
============================================================  ========           ======
Ratios/supplemental data:
Net assets, end of year (000s omitted)                         $44,557           $5,977
============================================================  ========           ======
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):                  2.48%(c)         3.03%(d)
============================================================  ========           ======
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):                  2.22%(c)         2.42%(d)
============================================================  ========           ======
Ratio of net investment income (loss) to average net assets      (1.38)%(c)       (2.12)%(d)
============================================================  ========           ======
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.26%(c)         0.61%(d)
============================================================  ========           ======
Portfolio turnover rate                                            198%             220%
============================================================  ========           ======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $30,651,089.
(d)  Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of the AIM Small Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period June 29, 1998 (date operations commenced) through July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Small Cap Opportunities Fund as of July 31, 2000, the results of its operations for the year then ended, the statements of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period June 29, 1998 (date operations commenced) through July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 11, 2000
Houston, Texas

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                          11 Greenway Plaza
Director and Chairman                             Chairman                                  Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                          A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary       11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                                Gary T. Crum                              Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                TRANSFER AGENT
Director                                          Edgar M. Larsen
Cortland Trust Inc.                               Senior Vice President                     A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                            Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Treasurer
Formerly Vice Chairman, President and                                                       CUSTODIAN
Chief Operating Officer,                          Melville B. Cox
Mercantile-Safe Deposit & Trust Co.; and          Vice President                            State Street Bank and Trust Company
President, Mercantile Bankshares                                                            225 Franklin Street
                                                  Mary J. Benson                            Boston, MA 02110
Jack Fields                                       Assistant Vice President and
Chief Executive Officer                           Assistant Treasurer                       COUNSEL TO THE FUND
Texana Global, Inc.
and Twenty First                                  Sheri Morris                              Ballard Spahr
Century Group, Inc.;                              Assistant Vice President and              Andrews & Ingersoll, LLP
Formerly Member                                   Assistant Treasurer                       1735 Market Street
of the U.S. House of Representatives                                                        Philadelphia, PA 19103
                                                  Renee A. Friedli
Carl Frischling                                   Assistant Secretary                       COUNSEL TO THE TRUSTEES
Partner
Kramer, Levin, Naftalis & Frankel LLP             P. Michelle Grace                         Kramer Levin Naftalis & Frankel LLP
                                                  Assistant Secretary                       919 Third Avenue
Robert H. Graham                                                                            New York, NY 10022
Director, President and Chief Executive Officer   Nancy L. Martin
A I M Management Group Inc.                       Assistant Secretary                       DISTRIBUTOR

Prema Mathai-Davis                                Ofelia M. Mayo                            A I M Distributors, Inc.
Formerly, Chief Executive Officer,                Assistant Secretary                       11 Greenway Plaza
YWCA of the U.S.A.                                                                          Suite 100
                                                  Lisa A. Moss                              Houston, TX 77046
Lewis F. Pennock                                  Assistant Secretary
Attorney                                                                                    AUDITORS
                                                  Kathleen J. Pflueger
Louis S. Sklar                                    Assistant Secretary                       KPMG LLP
Executive Vice President,                                                                   700 Louisiana
Development and Operations,                                                                 Houston, TX 77002
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2000, 0.06% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS


     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry
       MORE AGGRESSIVE                        MORE AGGRESSIVE                          since 1976 and managed approximately
AIM Small Cap Opportunities(1)          AIM Latin American Growth                      $176 billion in assets for more than
AIM Mid Cap Opportunities(2)            AIM Developing Markets                         8 million shareholders, including
AIM Large Cap Opportunities(6)          AIM European Small Company                     individual investors, corporate clients
AIM Emerging Growth                     AIM Asian Growth                               and financial institutions, as of
AIM Small Cap Growth(3)                 AIM Japan Growth                               June 30, 2000.
AIM Aggressive Growth                   AIM International Emerging Growth                  The AIM Family of Funds--Registered
AIM Mid Cap Growth                      AIM European Development                       Trademark-- is distributed nationwide,
AIM Small Cap Equity                    AIM Euroland Growth                            and AIM today is the eighth-largest
AIM Capital Development                 AIM Global Aggressive Growth                   mutual fund complex in the United States
AIM Constellation(4)                    AIM International Equity                       in assets under management, according to
AIM Dent Demographic Trends             AIM Advisor International Value                Strategic Insight, an independent mutual
AIM Select Growth                       AIM Global Trends                              fund monitor.
AIM Large Cap Growth                    AIM Global Growth                                  AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                                                                         one of the world's largest independent
AIM Mid Cap Equity                          MORE CONSERVATIVE                          financial services companies with $389
AIM Value II                                                                           billion in assets under management as of
AIM Charter                                  SECTOR EQUITY FUNDS                       June 30, 2000.
AIM Value
AIM Blue Chip
AIM Basic Value                               MORE AGGRESSIVE
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
    MORE CONSERVATIVE                   AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                              MORE CONSERVATIVE



                               FIXED-INCOME FUNDS


TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                         MORE AGGRESSIVE
AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE



The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

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A I M Distributors, Inc.                                           SCO-AR-1